iShares®
iShares Trust
Supplement dated July 1, 2025 to the currently effective Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”), as applicable, for the iShares Large Cap Accelerated Outcome ETF (TWOX) and
the iShares Large Cap Max Buffer Jun ETF (MAXJ) (each, a “Fund”)
As described in the Fund’s Prospectus, Summary Prospectus and SAI, each Fund seeks to provide certain outcomes for an investment held over an entire Outcome Period or Hedge Period, as applicable (the “Applicable Period”). Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.
An investment in each Fund over the course of the Applicable Period is subject to such Fund’s Approximate Cap as set forth in the table below.

Fund (Ticker)	Applicable Period	Approximate Cap

iShares Large Cap Accelerated Outcome ETF (TWOX)	Jul. 1, 2025 to Sept. 30, 2025	6.90% (gross of management fee) 6.77% (net of management fee)

iShares Large Cap Max Buffer Jun ETF (MAXJ)	Jul. 1, 2025 to Jun. 30, 2026	7.56% (gross of management fee) 7.06% (net of management fee)
Each Fund’s Prospectus, Summary Prospectus and SAI are amended to revise all references to the Hedge Period, Outcome Period, Approximate Buffer, and Approximate Cap, when applicable, to reflect the information above.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑TWOX+MMAX‑Cap‑0725

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